TCW Funds, Inc.

Supplement Dated September 30, 2013 to the

Statement of Additional Information Dated February 28, 2013, as Amended

Disclosure relating to the TCW Funds, Inc. (the “Corporation”)

Effective October 1, 2013, Hilary G.D. Lord will no longer serve as Senior Vice President and Chief Compliance Officer of the Corporation due to her retirement and Meredith S. Jackson will be appointed Interim Chief Compliance Officer of the Corporation. Therefore, effective October 1, 2013, the table under the section entitled “Officers,” on page 46 will be deleted in its entirety and replaced with the following:

Name, Address and Age	Position(s) Held with Corporation	Principal Occupation(s) During Past 5 Years(1)
Peter A. Brown (58)*	Senior Vice President	Managing Director, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.

Meredith S. Jackson (54)*	Senior Vice President, General Counsel and Secretary, Interim Chief Compliance Officer	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

David S. DeVito (50)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Treasurer of the Corporation, Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Corporation, and Jon-Luc Dupuy, Vice President and Senior Counsel for State Street Corporation’s Legal Administration Group, is Assistant Secretary of the Corporation.

Please retain this Supplement with your Statement of Additional Information for future reference.